Exhibit 99.1 FOR IMMEDIATE RELEASE Diversified Restaurant Holdings, Inc. To Be Acquired By ICV Partners  Stockholders to receive $1.05 per share in cash, representing a 111% premium to the 30-day volume weighted average price TROY, MI, November 6, 2019 -- Diversified Restaurant Holdings, Inc. (Nasdaq: SAUC, "DRH" or the "Company"), one of the largest franchisees for Buffalo Wild Wings® ("BWW") with 64 sports bars across five states, today announced the execution of a definitive merger agreement with investment entities affiliated with ICV Partners, LLC (together with its affiliates, “ICV”), a leading private investment firm that supports strong lower middle market companies. Under the terms of the agreement, ICV has agreed to acquire the Company in an all cash transaction valued at approximately $130 million, including the assumption of outstanding indebtedness and transaction expenses. DRH’s common stockholders will receive $1.05 per share in cash, representing an approximate 123% premium to the Company’s closing share price on November 5, 2019, and an approximately 111% premium to the 30-day volume weighted average stock price. “This transaction validates the strength of our franchise, creates a strong future for our employees, and provides a significant platform from which ICV can continue to build, while also rewarding our stockholders for their commitment,” commented Michael Ansley, Founder of DRH, Executive Chairman and Acting CEO. He added, “These are exciting times for the Buffalo Wild Wings brand. Inspire Brands has reignited the sports bars with an improved menu, better customer experience and strong support for its franchisees. With the strength of ICV, our franchise can better leverage this effort and further the long history of BWW customer loyalty.” The transaction is structured as a merger of the Company with a newly-formed entity affiliated with ICV, with DRH continuing as the surviving entity of such merger. Upon closing, stockholders of DRH will receive $1.05 per share in cash. The Company’s merger agreement with ICV was unanimously approved by the Company’s Board of Directors following a previously announced review of strategic alternatives undertaken by the Company. The closing of the transaction is subject to stockholder approval, the consent of BWW, and other customary closing conditions. The Company and ICV expect to complete the transaction by the end of 2019 or early 2020, following the annual meeting of stockholders at which the transaction will be an item presented for stockholder approval. Michael Ansley and Jason Curtis, collectively holding approximately 34% of the outstanding shares of the Company, have entered into voting agreements committing them to, among other things and subject to its terms, vote in favor of adopting the merger agreement.

Diversified Restaurant Holdings, Inc. To Be Acquired by ICV Partners November 6, 2019 Page 2 of 3 Duff & Phelps acted as exclusive financial advisor to the Company and provided a fairness opinion to the Company’s Board of Directors in connection with the transaction, and Dykema served as legal counsel to the Company. DLA Piper served as legal counsel for ICV in connection with the transaction. About Diversified Restaurant Holdings, Inc. Diversified Restaurant Holdings, Inc. is one of the largest franchisees for Buffalo Wild Wings with 64 franchised sports bars in key markets in Florida, Illinois, Indiana, Michigan and Missouri. DRH’s strategy is to generate cash, reduce debt and leverage its strong franchise operating capabilities for future growth. The Company routinely posts news and other important information on its website at http://www.diversifiedrestaurantholdings.com. About ICV Partners Founded in 1998, ICV Partners is a leading private investment firm that supports management leaders of strong lower middle market companies. Over its first four funds, the principals of ICV have crafted a strong track record of helping companies expand their footprint and improve performance over the long term and across a variety of industries. Additional information is available at www.icvpartners.com. Safe Harbor Statement Certain statements in this news release are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by ICV, made pursuant to the safe- harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including obtaining the consent of the franchisor and the adoption of the merger agreement by the Company’s stockholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) uncertainties as to ICV’s ability to obtain financing in order to consummate the merger; and (x) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this news release or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise. Additional Information and Where to Find It In connection with the proposed merger, DRH expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the

Diversified Restaurant Holdings, Inc. To Be Acquired by ICV Partners November 6, 2019 Page 3 of 3 SEC, DRH will mail the definitive proxy statement and a proxy card to each stockholder of DRH entitled to vote at the stockholder meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS OF DRH ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT DRH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRH, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This press release is not a substitute for the proxy statement or for any other document that DRH may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to DRH stockholders for their consideration. Stockholders of DRH will be able to obtain the proxy statement, as well as other filings containing information about DRH and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by going to the DRH Investor Relations page on its website at www.diversifiedrestaurantholdings.com. Participants in Solicitation The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on April 4, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph. Investor and Media Contact: Deborah K. Pawlowski Kei Advisors LLC 716.843.3908 dpawlowski@keiadvisors.com ###